Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Financial Highlights” in this Post Effective Amendment No. 9 to Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 333-43552) and under the Investment Company Act of 1940 (File No. 811-10053) of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.

/s/ Ernst & Young LLP

New York, New York
October 24, 2007